[graphic omitted]

                                    COLONIAL
                             FLORIDA TAX-EXEMPT FUND

                               [graphic omitted]

                                SEMIANNUAL REPORT
                                  JULY 31, 1997

                          ----------------------------
                          NOT FDIC-  MAY LOSE VALUE
                          INSURED    NO BANK GUARANTEE
                          ----------------------------

                   COLONIAL FLORIDA TAX-EXEMPT FUND HIGHLIGHTS
                         FEBRUARY 1, 1997- JULY 31, 1997

INVESTMENT OBJECTIVE: Colonial Florida Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and Florida intangibles tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

  |X| High monthly double tax-free income
  |X| Long-term appreciation
  |X| Diversification and emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "As the investment environment for bonds improved over the period, the Fund's strategic shift towards more interest rate sensitive bonds yielded positive results. The Fund focused on purchasing higher quality revenue bonds in an environment where bond yields were unusually tight."
                                                                - Peter Andersen

              COLONIAL FLORIDA TAX-EXEMPT FUND PERFORMANCE

                                                      CLASS A          CLASS B
 Inception date                                        2/1/93          2/1/93
-------------------------------------------------------------------------------
 Distributions declared per share(1)                   $0.198           $0.170
-------------------------------------------------------------------------------
 SEC yields on 7/31/97(2)                               4.42%            3.89%
-------------------------------------------------------------------------------
 Taxable-equivalent SEC yields(3)                       7.32%            6.44%
-------------------------------------------------------------------------------
 Six-month total returns, assuming reinvestment         6.55%            6.15%
 of all  distributions and no sales charge or
 contingent deferred sales charge (CDSC)
-------------------------------------------------------------------------------
 Net asset value per share on 7/31/97                   $7.71            $7.71

(1) A portion of the Fund's income may be subject to the alternative minimum tax.

(2) The 30-day SEC yields on 7/31/97 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Advisor had not waived or borne certain Fund expenses, SEC yields would have been 4.02% for Class A shares and 3.47% for Class B shares.

(3) Taxable-equivalent SEC yields are based on the combined maximum effective 39.6% federal income tax rate.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

Quality Breakdown                       Top Five Sectors
(as of 7/31/97)                         (as of 7/31/97)
------------------------------------    -----------------------------------
AAA .......................... 68.1%    Water & Sewer ............... 21.8%
AA ........................... 14.3%    General Obligations ......... 10.9%
A ............................  8.6%    Hospitals ................... 10.5%
BBB ..........................  5.1%    Municipal Electric .......... 10.0%
Non-rated ....................  2.4%    Housing .....................  9.2%
Cash & Equivalents ...........  1.5%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector classifications are based on total net assets.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present the semiannual report for Colonial Florida Tax-Exempt Fund. This report reflects on the investment environment for the six months ended July 31, 1997.

The national economy continued to grow during the past six months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales during the first quarter of 1997. The Federal Reserve Board raised short-term interest rates in March for the first time in two years in response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed down, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Municipal bonds prices continued to outperform Treasury prices. A low supply of new municipal issues combined with strong demand helped support these tax-exempt bond prices. Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This, combined with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. Colonial Florida Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return, as well as an opportunity to participate in Florida's economic expansion.

As always, we thank you for the opportunity to help meet your investment goals.

    Respectfully,

/s/ Harold W. Cogger

    Harold W. Cogger
    President
    September 11, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

As of August 27, 1997, PETER ANDERSEN resigned from Colonial Management Associates, Inc. MAUREEN G. NEWMAN, vice president of the Advisor, now manages the Fund. Ms. Newman has managed various other municipal bond funds for Colonial since May 1996.

INVESTMENT ENVIRONMENT REFLECTS CHANGING ECONOMIC CONDITIONS
A series of economic reports near the beginning of the period suggested a stronger pace of economic growth than had been expected. The economy's healthy rate of growth during the first quarter of 1997 sparked fears of potential inflation -- a negative for bonds -- and bond prices declined. The Federal Reserve Board raised short-term interest rates in March and bond prices declined further. By April, bond prices began to recover as decreased consumer spending on autos, homes and retail goods restrained the pace of economic growth.

Bond prices were increased at the end of July as the final budget accord emerged. This agreement by Congress to balance the budget indicates that the nation's budget deficit should decline and the Government would need to borrow less money. This should have a positive impact on long-term interest rates and, therefore, on bond prices.

FUND INCREASES ITS SENSITIVITY TO INTEREST RATES
The Fund's investment strategy reflected the changes in the economic environment. The portfolio was structured defensively at the beginning of the period with a relatively low sensitivity to changes in interest rates. Significant holdings of bonds with shorter maturities and bonds with higher coupons helped to reduce price declines when interest rates rose during the first half of the period, helping to stabilize the Fund's asset value.

During April and May, economic reports suggested moderating economic growth with continued low inflation, creating a positive environment for fixed-income investments. We increased the Fund's average maturity by selling shorter maturity and higher coupon bonds and purchasing noncallable and longer maturity bonds. These bonds are more sensitive to interest rate changes and generated larger price gains as rates fell during the last three months of the period.

These strategies had a positive impact on performance. The Fund's Class A shares posted a total return of 6.55% for the period, based on the net asset value, outperforming the Lehman Brothers Municipal Bond Index. The Index posted a total return of 5.86% for the period. In addition, the Fund's performance placed it in the top quartile of Florida tax-exempt funds for the period as measured by Lipper Analytical Services, Inc.*

POSITIVE EXPECTATIONS FOR FLORIDA'S ECONOMY CONTINUED
The State's economy continued to grow strongly. Employment gains are among the strongest in the nation, reflecting rapid expansion in the trade, service and tourism industries. For example, increases in the banking, insurance and export trade sectors have resulted in more balanced demographics while Florida's significant tourism industry has benefited from the ongoing national economic expansion. Increased infrastructure needs, generated by the accompanying population growth, may increase Florida's debt level as State and local governments borrow to finance municipal projects, particularly schools. However, we anticipate that improved demographics and continued population growth will be adequate to support additional borrowing.

INCREASING YOUR TOTAL RETURN
With a balanced economy producing low inflation and low unemployment, interest rates have been going down over the last few months. If this trend continues, its effect could be reflected in smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a reliable source of tax-exempt income. The goal of the Fund is to increase shareholders' total return, so while interest rates have gone down, and dividends are likely to follow, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in investment grade municipal bonds that provide the most potential for long-term appreciation.


*Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Florida Tax-Exempt Municipal Fund universe. The Fund's ranking for the six-month period is in the top quartile (rated 5 out of 78 funds), year-to-date as of July 31, 1997, in the top quartile (rated 11 out of 78 funds), in the second quartile for 1 year (rated 27 out of 77 funds) and in the second quartile for 3 years (rated 22 out of 57 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

            COLONIAL FLORIDA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
                Change in Value of $10,000 from 2/1/93 to 7/31/97
     Based on MOP for Class A Shares and applicable CDSC for Class B Shares

                                 CLASS A SHARES
--------------------------------------------------------------------------------

CFLTEF A 1/97   NAV A           MOP A   LEHMAN MUNI BOND
--------------------------------------------------------------------------------
Feb 1, 93       10000           9525            10000
Feb 28, 93      10358.53        9866.502        10362
Mar 31, 93      10183.26        9699.56         10252
Apr 30, 93      10299.99        9810.74         10355
May 31, 93      10363.27        9871.012        10414
Jun 30, 93      10545.99        10045.06        10588
Jul 31, 93      10551.94        10050.72        10601
Aug 31, 93      10776.93        10265.02        10822
Sep 30, 93      10906.9         10388.83        10946
Oct 31, 93      10941.48        10421.76        10967
Nov 30, 93      10821.98        10307.94        10870
Dec 31, 93      11063.69        10538.17        11099
Jan 31, 94      11166.55        10636.14        11226
Feb 28, 94      10833.89        10319.28        10935
Mar 31, 94      10217.18        9731.864        10490
Apr 30, 94      10294.53        9805.543        10579
May 31, 94      10385.2         9891.9          10671
Jun 30, 94      10391.01        9897.437        10605
Jul 31, 94      10570.13        10068.05        10800
Aug 31, 94      10547.11        10046.12        10837
Sep 30, 94      10422.85        9927.767        10678
Oct 31, 94      10139.72        9658.081        10489
Nov 30, 94      9940.728        9468.543        10299
Dec 31, 94      10259.85        9772.511        10526
Jan 31, 95      10594.45        10091.22        10826
Feb 28, 95      10947.2         10427.21        11141
Mar 31, 95      11045.67        10521           11269
Apr 30, 95      11054.86        10529.75        11283
May 31, 95      11335.88        10797.42        11643
Jun 30, 95      11100.73        10573.45        11541
Jul 31, 95      11187.05        10655.66        11650
Aug 31, 95      11254.31        10719.73        11798
Sep 30, 95      11337.39        10798.86        11873
Oct 31, 95      11545           10996.61        12045
Nov 30, 95      11784.38        11224.62        12245
Dec 31, 95      11962.14        11393.94        12363
Jan 31, 96      12030.38        11458.94        12456
Feb 29, 96      11925.46        11359           12372
Mar 31, 96      11741.82        11184.08        12214
Apr 30, 96      11713.63        11157.24        12179
May 31, 96      11749.33        11191.24        12175
Jun 30, 96      11865.77        11302.14        12307
Jul 31, 96      11981.45        11412.33        12419
Aug 31, 96      12000.91        11430.86        12416
Sep 30, 96      12151.57        11574.37        12590
Oct 31, 96      12253.9         11671.84        12732
Nov 30, 96      12472.95        11880.48        12965
Dec 31, 96      12395.26        11806.48        12910
Jan 31, 97      12366.87        11779.44        12935
Feb 28, 97      12471.88        11879.46        13053
Mar 31, 97      12309.78        11725.07        12879
Apr 30, 97      12415.58        11825.84        12987
May 31, 97      12605.83        12007.05        13183
Jun 30, 97      12711.91        12108.09        13323
Jul 31, 97      13176.48        12550.6         13692

                                 CLASS B SHARES
--------------------------------------------------------------------------------

CFLTEF B 1/97   NAV B           MOP B   LEHMAN MUNI BOND
--------------------------------------------------------------------------------
Feb 1, 93       10000           10000           10000
Feb 28, 93      10352.28        10352.28        10362
Mar 31, 93      10170.79        10170.79        10252
Apr 30, 93      10281.08        10281.08        10355
May 31, 93      10337.9         10337.9         10414
Jun 30, 93      10513.8         10513.8         10588
Jul 31, 93      10513.34        10513.34        10601
Aug 31, 93      10731.16        10731.16        10822
Sep 30, 93      10854.15        10854.15        10946
Oct 31, 93      10881.98        10881.98        10967
Nov 30, 93      10756.7         10756.7         10870
Dec 31, 93      10990.29        10990.29        11099
Jan 31, 94      11085.59        11085.59        11226
Feb 28, 94      10748.36        10748.36        10935
Mar 31, 94      10129.8         10129.8         10490
Apr 30, 94      10200.09        10200.09        10579
May 31, 94      10283.67        10283.67        10671
Jun 30, 94      10283.04        10283.04        10605
Jul 31, 94      10453.85        10453.85        10800
Aug 31, 94      10424.64        10424.64        10837
Sep 30, 94      10295.26        10295.26        10678
Oct 31, 94      10008.85        10008.85        10489
Nov 30, 94      9806.266        9806.266        10299
Dec 31, 94      10114.95        10114.95        10526
Jan 31, 95      10438.64        10438.64        10826
Feb 28, 95      10779.66        10779.66        11141
Mar 31, 95      10869.89        10869.89        11269
Apr 30, 95      10872.09        10872.09        11283
May 31, 95      11141.7         11141.7         11643
Jun 30, 95      10903.81        10903.81        11541
Jul 31, 95      10981.59        10981.59        11650
Aug 31, 95      11040.88        11040.88        11798
Sep 30, 95      11115.6         11115.6         11873
Oct 31, 95      11312.34        11312.34        12045
Nov 30, 95      11539.95        11539.95        12245
Dec 31, 95      11706.8         11706.8         12363
Jan 31, 96      11766.37        11766.37        12456
Feb 29, 96      11656.49        11656.49        12372
Mar 31, 96      11469.55        11469.55        12214
Apr 30, 96      11434.79        11434.79        12179
May 31, 96      11462.38        11462.38        12175
Jun 30, 96      11568.66        11568.66        12307
Jul 31, 96      11674.29        11674.29        12419
Aug 31, 96      11685.98        11685.98        12416
Sep 30, 96      11825.43        11825.43        12590
Oct 31, 96      11917.72        11917.72        12732
Nov 30, 96      12123.33        12123.33        12965
Dec 31, 96      12040.3         12040.3         12910
Jan 31, 97      12005.19        12005.19        12935
Feb 28, 97      12099.68        12099.68        13053
Mar 31, 97      11934.79        11934.79        12879
Apr 30, 97      12029.87        12029.87        12987
May 31, 97      12206.74        12206.74        13183
Jun 30, 97      12302           12302           13323
Jul 31, 97      12743.86        12543.86        13692

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                  As of June 30, 1997 (most recent quarter end)

--------------------------------------------------------------------------------
                            CLASS A SHARES                 CLASS B SHARES
INCEPTION                       2/1/93                         2/1/93
                          NAV            MOP             NAV           W/CDSC
--------------------------------------------------------------------------------
1 YEAR                    7.14%         2.05%            6.34%         1.34%
--------------------------------------------------------------------------------
SINCE INCEPTION           5.59          4.43             4.81          4.42
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charge or contingent deferred sales charge (CDSC). Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception. If the Advisor had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

As of August 1, 1997, the Fund began offering Class C shares.

                                              INVESTMENT PORTFOLIO
                                    JULY 31, 1997 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 97.1%                                                              PAR              VALUE
-----------------------------------------------------------------------------------------------------------
EDUCATION - 1.7%
  EDUCATION
  Dade County Educational Facilities
   Authority,
   University of Miami, Series 1996-A,
                                              6.000%     04/01/08                $ 1,000           $  1,120
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
HEALTHCARE - 11.6%
  HOSPITAL - 10.5%
  Orange County Health Facilities Authority,
   Orlando Regional Healthcare System,
   Series 1996-A,
                                              6.250%     10/01/16                  6,000              6,968
                                                                                                   --------

  NURSING HOME - 1.1%
  BROWARD COUNTY,
   Beverly Enterprises-Florida, Inc.,
                                              9.800%     11/01/10                    120                133
  Collier County Industrial
   Development Authority, Beverly
   Enterprises-Florida, Inc., Series 1991,
                                             10.750%     03/01/03                    165                189
  Escambia County, Beverly
   Enterprises-Florida, Inc., Series 1985
                                              9.800%     06/01/11                    115                127
  Leon County, Beverly Enterprises-Florida,
   Inc., Series 1985,
                                              9.800%    06/01/11                      90                101
  Palm Beach County,
   Beverly Enterprises-Florida, Inc.,
   Series 1984,
                                             10.000%    06/01/11                      95                105
  Volusia County Industrial Development
   Authority, Beverly Enterprises-Florida, Inc.,
   Series 1987,
                                              9.800%    12/01/07                      55                 56
                                                                                                   --------
                                                                                                        711
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
 HOUSING - 6.7%
  ASSISTED LIVING/SENIOR- 0.9%
  Clearwater Housing Authority,
   Hampton Apartments, Series 1994
                                              8.250%    05/01/24                     575                610
                                                                                                   --------
  MULTI-FAMILY - 0.4%
  Hialeah Housing Authority,
   Series 1991,
                                              9.500%    11/01/21                     200                190
  State Housing Finance Agency,
   Windsong Apartments, Series 1993-C
                                              9.250%    01/01/19                      95                 97
                                                                                                   --------
                                                                                                        287
                                                                                                   --------

  SINGLE-FAMILY - 5.4%
  Broward County Housing Finance
   Authority, Series 1995
                                              6.700%    02/01/28(a)                1,220              1,301
  Manatee County Housing Finance
  Authority Mortgage:
                                              7.200%    05/01/28                     500                562
                                              7.450%    05/01/27                   1,550              1,753
                                                                                                   --------
                                                                                                      3,616
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
 OTHER - 1.8%
  REFUNDED/ESCROW/SPECIAL OBLIGATIONS (B)
  Port Everglades Authority,
   Series 1986,
                                              7.125%    11/01/16                   1,000              1,220
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
 TAX-BACKED - 23.4%
  SALES & EXCISE TAX - 7.5%
  Jacksonville, Series 1993
                                 (c)                    10/01/09                     525                290
  Lakeland Capital Improvement,
                                              5.000%    10/1/2017(d)               1,000                978
  State Division Department of
   Natural Resources,
                                              6.750%    07/01/13                   1,000              1,101
  Jacksonville Transportation,
                                              5.000%    07/01/13                   1,000              1,010
  Tampa Sports Authority, Tampa Bay
   Arena Project, Series 1995,
                                              5.750%    10/01/25                   1,500              1,648
                                                                                                   --------
                                                                                                      5,027
                                                                                                   --------
  STATE GENERAL OBLIGATIONS - 10.9%
  State Board of Education:
   Series 1992 A,                             6.400%    06/01/19                   2,500              2,706
   Series 1989 A,                             7.250%    06/01/23                   1,000              1,096

  PR Commonwealth of Puerto Rico,
   Series 1996,
                                              6.500%    07/01/14                   3,000              3,476
                                                                                                   --------
                                                                                                      7,278
                                                                                                   --------

  STATE APPROPRIATED - 5.0%
  State Department of Corrections,
   Okeechobee Correctional Installation,
   Series 1995,
                                              6.250%    03/01/15                     625                688

  PR Commonwealth of Puerto Rico, Urban
   Renewal & Housing Corp.,
                                              7.875%    10/01/04                   1,500              1,628
  PR Commonwealth of Puerto Rico,
   Public Building Authority, Series B,
                                              5.000%    07/01/15                   1,000                990
                                                                                                   --------
                                                                                                      3,306
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
 TRANSPORTATION - 14.2%
  AIRPORT - 7.4%
  Dade County, Miami International
   Airport, Series 1992-B
                                              6.600%    10/01/22(a)                2,000              2,188
  Hillsborough County Aviation Authority,
   Tampa International Airport, Series-A,
                                              6.900%    10/01/11                   1,500              1,611
  Palm Beach County,
   County Airport System,
                                              7.750%    10/01/10                   1,000              1,145
                                                                                                   --------
                                                                                                      4,944
                                                                                                   --------

  TRANSPORTATION - 6.8%
  Dade County Seaport:
   Series 1995,                               6.200%    10/01/09                   1,000              1,143
   Series 1996,                               5.125%    10/01/16                   1,750              1,728
   Series 1996,                               5.400%    10/01/21                   1,615              1,639
                                                                                                   --------
                                                                                                      4,510
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
 UTILITY - 37.7%
  INDIVIDUAL POWER PRODUCER - 2.6%
  Martin County Industrial Development
   Authority, Indiantown Co-generation
   Project, Series 1994-A,
                                              7.875%    12/15/25                   1,500              1,740
                                                                                                   --------
  INVESTOR OWNED - 3.3%
  Citrus County, Florida Power Corp.
   Crystal River Power Plant,
   Series 1992-A
                                              6.625%    01/01/27                   2,000              2,178
                                                                                                   --------

  MUNICIPAL ELECTRIC - 10.0%
  Lakeland, Series 1996-B
                                              6.000%    10/01/11                   1,870              2,106
  Orlando Utilities Commission,
   Series 1989-D,
                                              6.750%    10/01/17                   3,750              4,566
                                                                                                   --------
                                                                                                      6,672
                                                                                                   --------

  WATER & SEWER - 21.8%
  Coral Springs Water & Sewer,
                                              6.000%    06/01/10                   1,000              1,114
  Dade County Water & Sewer System:
   Series 1993,                               5.000%    10/01/13                   2,235              2,213
   Series 1997,                               5.250%    10/01/26                   1,500              1,483
  Hillsborough County,
   Series 1991 A,
                                              7.000%    08/01/14                   2,155              2,397
  Indian Trace Community Development
   Distribution Water Management,
                                              5.000%    05/01/17                   1,650              1,617
  PR Commonwealth of Puerto Rico
   Aqueduct & Sewer Authority,
                                              5.000%    07/01/19                   2,000              1,975
  Seacoast Utility Authority, Series 1989-A
                                              5.500%    03/01/15                   1,900              2,016
  Seminole County, Series 1992,
                                              6.000%    10/01/19                   1,500              1,695
                                                                                                   --------
                                                                                                     14,510
                                                                                                   --------

  TOTAL MUNICIPAL BONDS (cost of $61,153)                                                            64,697
                                                                                                   --------

  OPTIONS - 0.2%                                                                  CONTRACTS
-----------------------------------------------------------------------------------------------------------
                        September 1997 Treasury Bond Call,
                        Strike price 116, Expiration 08/23/97
                        (cost of $31)                                                 75                105
                                                                                                   --------

  TOTAL INVESTMENTS (cost of $61,184)(e)                                                             64,802
                                                                                                   --------


SHORT-TERM OBLIGATIONS - 1.5%                                                        PAR              VALUE
-----------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
 State Health Facilities
 Financing Authority,
 Series 1992,
                                              3.650%    12/01/02                 $ 1,000           $  1,000
                                                                                                   --------

  OTHER ASSETS & LIABILITIES, NET - 1.2%                                                                844
-----------------------------------------------------------------------------------------------------------

  NET ASSETS - 100%                                                                                $ 66,646
                                                                                                   --------

  NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------------------------------------
  (a) These securities, or a portion thereof, with a total market value of $2,559, are being used to collateralize the delayed delivery purchase in note (d) below and open futures contracts.
  (b) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
  (c) Zero coupon bond.
  (d) This security, has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
  (e) Cost for federal income tax purposes is the same.
  (f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1997.

  Short futures contracts open at July 31, 1997:

                                       Par value                                             Unrealized
                                       covered by                     Expiration            depreciation
                                       contracts                         month               at 07/31/97
-----------------------------------------------------------------------------------------------------------
  Municipal Bond                        $ 170                           December                 $ 7



  See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                            JULY 31, 1997 (UNAUDITED)

 (in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $61,184)                                 $64,802
Short-term obligations                                                1,000
                                                                    -------
                                                                     65,802
Cash                                                  $    23
Receivable for:
 Interest                                               1,021
 Investments sold                                         986
 Fund shares sold                                          76
 Deferred organization expenses                             5
Other                                                       1         2,112
                                                      -------       -------
 Total Assets                                          67,914

LIABILITIES
Payable for:
 Investments purchased                                    977
 Distributions                                            265
 Fund shares repurchased                                   18
 Variation margin on futures                                2
Payable to Adviser                                          2
Accrued:
 Deferred Trustees fees                                     1
Other                                                       3
                                                      -------
 Total Liabilities                                                    1,268
                                                                    -------

NET ASSETS                                                          $66,646
                                                                    =======
Net asset value & redemption price per share -
Class A ($32,782/4,254)                                             $  7.71
                                                                    =======
Maximum offering price per share - Class A
($7.71/0.9525)                                                      $  8.09(a)
                                                                    =======
Net asset value & offering price per share -
Class B ($33,864/4,395)                                             $  7.71(b)
                                                                    =======

COMPOSITION OF NET ASSETS
Capital paid in                                                     $65,659
Undistributed net investment income                                      93
Accumulated net realized loss                                        (2,717)
Net unrealized appreciation (depreciation) on:
 Investments                                                          3,618
 Open futures contracts                                                  (7)
                                                                    -------
                                                                    $66,646
                                                                    =======
(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


 See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                   (UNAUDITED)

(in thousands)

INVESTMENT INCOME
Interest                                                            $ 1,871

EXPENSES
Management fee                                        $   161
Service fee                                                56
Distribution fee - Class B                                124
Transfer agent                                             49
Bookkeeping fee                                            16
Trustees fee                                                7
Custodian fee                                               1
Audit fee                                                  12
Legal fee                                                   3
Registration fee                                            5
Reports to shareholders                                     3
Amortization of deferred
 organization expenses                                      4
Other                                                       5
                                                      -------
                                                          446
Custodian credits earned                                   (1)
                                                      -------
                                                          445
                                                      -------
Fees waived by the Adviser                               (137)          308
                                                      -------       -------
Net Investment Income                                                 1,563
                                                                    -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                               231
Closed futures contracts                                 (195)
                                                      -------
  Net Realized Gain                                                      36
 Net unrealized appreciation during
 the period on:
Investments                                             2,376
Open futures contracts                                     10
                                                      -------
 Net Unrealized Appreciation                                          2,386
                                                                    -------
 Net Gain                                                             2,422
                                                                    -------
Net Increase in Net Assets from Operations                          $ 3,985
                                                                    =======

 See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      (Unaudited)
                                                      Six months
                                                        ended       Year ended
 (in thousands)                                        July 31      January 31
                                                      --------       -------
INCREASE (DECREASE) IN NET ASSETS                       1997          1997
Operations:
Net investment income                                 $ 1,563       $ 3,208
Net realized gain                                          36           552
Net unrealized appreciation (depreciation)              2,386        (2,305)
                                                      -------       -------
 Net Increase from Operations                           3,985         1,455
Distributions:
From net investment income - Class A                     (810)       (1,656)
From net investment income - Class B                     (780)       (1,538)
                                                      -------       -------
                                                        2,395        (1,739)
                                                      -------       -------
Fund Share Transactions:
Receipts for shares sold - Class A                      2,194         4,869
Value of distributions reinvested - Class A               376           675
Cost of shares repurchased - Class A                   (2,249)       (6,036)
                                                      -------       -------
                                                          321          (492)
                                                      -------       -------
Receipts for shares sold - Class B                      1,959         5,202
Value of distributions reinvested - Class B               231           479
Cost of shares repurchased - Class B                   (2,876)       (7,174)
                                                      -------       -------
                                                         (686)       (1,493)
                                                      -------       -------
 Net Decrease from Fund Share
 Transactions                                            (365)       (1,985)
                                                      -------       -------
 Total Increase (Decrease)                              2,030        (3,724)

NET ASSETS
Beginning of period                                    64,616        68,340
                                                      -------       -------
End of period (including undistributed
 net investment income of $93 and $97,
 respectively)                                        $66,646       $64,616
                                                      =======       =======


NUMBER OF FUND SHARES
Sold - Class A                                            295           655
Issued for distributions reinvested - Class A              50            91
Repurchased - Class A                                    (301)         (816)
                                                      -------       -------
                                                           44           (70)
                                                      -------       -------
Sold - Class B                                            264           699
Issued for distributions reinvested - Class B              31            64
Repurchased - Class B                                    (388)         (968)
                                                      -------       -------
                                                          (93)         (205)
                                                      -------       -------

 See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
In the opinion of management of Colonial Florida Tax-Exempt Fund, (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and Florida intangibles tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DEFERRED ORGANIZATION EXPENSE: The Fund incurred expenses of $47,925 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

          Average Net Assets              Annual Fee Rate
          ------------------              ---------------
           First $2 billion                     0.50%
           Over $2 billion                      0.45%


BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Funds average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Funds principal underwriter. During the six months ended July 31,1997, the Fund has been advised that the Distributor retained net underwriting discounts of $5,330 on sales of the Funds Class A shares and received contingent deferred sales charges (CDSC) of $47,208 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

               Valuation of shares                          Annual
            outstanding on the 20th of                       Fee
           each month which were issued                      Rate
           ----------------------------                    -------
            Prior to November 30, 1994                      0.10%
           On or after December 1, 1994                     0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.40% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Funds Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds assets.

NOTE 4. PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations were $11,569,604 and $11,114,735, respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was :


Gross unrealized appreciation                                       $3,638,540
Gross unrealized depreciation                                          (20,470)
                                                                    ----------
        Net unrealized appreciation                                 $3,618,070
                                                                    ==========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

           Year of                                                 Capital loss
         expiration                                                carryforward
         ----------                                                -----------
            2002                                                    $   22,000
            2003                                                       573,000
            2004                                                     1,485,000
            2005                                                        41,000
                                                                    ---------
                                                                    $2,121,000
                                                                    ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1997.

                              FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:

                                                     (Unaudited)
                                                     Six months
                                                       ended
                                                      July 31                   Year ended January 31
                                            ----------------------------     ---------------------------
                                                       1997                             1997
                                             Class A           Class B         Class A          Class B
                                            ---------         ---------       ---------        ---------
 Net asset value -
  Beginning of period                        $ 7.430            $ 7.430         $ 7.620          $ 7.620
                                            --------           --------        --------         --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (a)                     0.198              0.170           0.395            0.340
 Net realized and
 unrealized gain (loss)                        0.280              0.280         (0.194)          (0.194)
                                            --------           --------        --------         --------
  Total from Investment
  Operations                                   0.478              0.450           0.201            0.146
                                            --------           --------        --------         --------
 LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
 From net investment
  income                                     (0.198)            (0.170)         (0.391)          (0.336)
                                            --------           --------        --------         --------
 Net asset value -
  End of period                              $ 7.710            $ 7.710         $ 7.430          $ 7.430
                                             =======            =======         =======          =======
 Total return (b)(c)                           6.55%(d)           6.15%(d)        2.80%            2.03%
                                            ========           ========        ========         ========

 RATIOS TO AVERAGE NET ASSETS
 Expenses                                      0.57%(e)(f)        1.32%(e)(f)     0.56%(e)         1.31%(e)
 Interest expense                               -                  -                (g)              (g)
 Net investment income                         5.23%(e)(f)        4.48%(e)(f)     5.31%(e)         4.56%(e)
 Fees and expenses
  waived or borne
  by the Adviser                               0.43%(e)(f)        0.43%(e)(f)     0.44%(e)         0.44%(e)
 Portfolio turnover                              18%(d)             18%(d)          69%              69%
 Net assets at end
 of period (000)                            $ 32,782           $ 33,864        $ 31,275         $ 33,341

 (a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                             $ 0.016            $ 0.016         $ 0.032          $ 0.032
 (b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
 (c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
 (d) Not annualized.
 (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years'
     ratios are net of benefits received, if any.
 (f) Annualized.
 (g) Rounds to less than 0.01%.

                          FINANCIAL HIGHLIGHTS - CONT.

                                        Year ended January 31
             ---------------------------------------------------------------------------
                           1996                                    1995
                Class A             Class B             Class A             Class B
             ---------------     ---------------     ---------------     ---------------

                $ 7.100             $ 7.100             $ 7.930             $ 7.930
                -------             -------             -------             -------

                  0.404               0.351               0.423               0.369

                  0.535               0.533              (0.839)             (0.839)
                -------             -------             -------             -------

                  0.939               0.884              (0.416)             (0.470)
                -------             -------             -------             -------


                 (0.419)             (0.364)             (0.414)             (0.360)
                -------             -------             -------             -------

                $ 7.620             $ 7.620             $ 7.100             $ 7.100
                =======             =======             =======             =======
                 13.55%              12.72%             (5.11)%             (5.83)%
                =======             =======             =======             =======

                  0.45%(e)            1.18%(e)            0.22%               0.97%
                     -                   -                  -                   -
                  5.45%(e)            4.72%(e)            5.92%               5.17%


                  0.55%(e)            0.55%(e)            0.73%               0.73%
                    83%                 83%                 45%                 45%


               $ 32,599            $ 35,741            $ 27,498            $ 31,116


                $ 0.040             $ 0.040             $ 0.052             $ 0.052

                                                  Year ended January 31
                                         ----------------------------------
                                                        1994(b)
                                              Class A           Class B
                                        ----------------     --------------
 Net asset value -
  Beginning of period                       $ 7.500            $ 7.500
                                            --------     --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (a)                    0.434              0.378
 Net realized and
 unrealized gain (loss)                       0.420              0.420
                                            --------     --------------
  Total from Investment
  Operations                                  0.854              0.798
                                            --------     --------------
 LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
 From net investment
  income                                    (0.424)            (0.368)
                                            --------     --------------
 Net asset value -
  End of period                             $ 7.930            $ 7.930
                                            ========     ==============
 Total return (b)(c)                         11.66%             10.85%
                                            ========     ==============

 RATIOS TO AVERAGE NET ASSETS
 Expenses                                     0.05%              0.80%
 Interest expense                             5.40%              4.65%
 Net investment income
 Fees and expenses
  waived or borne                             0.88%              0.88%
  by the Adviser                                19%                19%
 Portfolio turnover
 Net assets at end                           23,802           $ 31,513
 of period (000)

 (a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                            $ 0.071            $ 0.071

 (b) The Fund commenced investment operations on February 1, 1993.
 (c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
 (d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Florida Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Florida Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Florida Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[GRAPHIC OMITTED]   COLONIAL
                    MUTUAL FUNDS

                    Mutual Funds for
                    Planned Portfolios

--------------------------------------------------------------------------------
                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            FL-03/982D-0797 M (9/97)